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                                                                    Exhibit 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Amendment No. 1 to the Registration Statement on Form SB-2, of our report included herein dated February 9, 2001, except for the fourth paragraph of Note 6, the date of which is October 31, 2001, relating to the consolidated financial statements of Color Imaging Inc.


                                             LAZAR LEVINE & FELIX LLP


New York, NY
February 6, 2002